Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

Wells Fargo Advantage Dividend Income Fund

Administrator Class and Investor Class

Supplement dated January 18, 2008, to the Prospectus dated December 1, 2007, as previously supplemented on December 17, 2007, and December 19, 2007.

This supplement contains important information about the Wells Fargo Advantage Dividend Income Fund (the “Fund”).

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Pursuant to the Fund’s prospectus, dated December 1, 2007, the Fund’s investment policy, with respect to “80% of the Fund’s assets” (as defined in the prospectus), is as follows:

“Under normal circumstances, we invest:

•	at least 80% of the Fund’s net assets in dividend-paying equity securities; and
•	up to 25% of the Fund’s total assets in equity securities of foreign issuers through ADRs and similar investments.”

Subject to shareholder approval of a proposed sub-advisory arrangement with Phocas Financial Corporation (“Phocas”), the Board of Trustees of Wells Fargo Funds Trust recently approved changing the Fund’s current policy from the above to the following:

“Under normal circumstances, we invest:

•	at least 80% of the Fund’s net assets in equity securities of large capitalization companies; and
•	up to 25% of the Fund’s total assets in equity securities of foreign issuers through ADRs and similar investments.”

In addition, if shareholders approve the new sub-advisory arrangement with Phocas, the name of the Fund will change from “Wells Fargo Advantage Dividend Income Fund” to “Wells Fargo Advantage Large Company Value Fund.” The Fund’s proposed new principal investment strategy and name are intended to more accurately reflect the traditional large cap value style and process proposed to be followed by the new sub-adviser under a new investment objective in contrast to the current sub-adviser’s investment strategy, which focuses on dividend yield and dividend paying stocks. These changes will take effect on or about March 21, 2008, subject to shareholder approval of Phocas as the Fund’s new sub-adviser. Proxy materials that will describe the proposed agreement, the new sub-adviser and other related changes are forthcoming and are expected to be mailed to record date shareholders in late January 2008.

The following information was contained within the December 17, 2007, Supplement and is included herewith for your convenience:

At its November 7, 2007, regular quarterly meeting, the Wells Fargo Funds Trust Board of Trustees (“Board”) unanimously approved a set of initiatives designed to streamline the Wells Fargo Advantage Funds® including certain fund reorganizations and liquidations, and a sub-adviser change for the Fund. The Board believes these initiatives are in the best interest of shareholders.

Additional information on the Fund’s proposed sub-adviser change follows.

Change in Sub-Adviser and Other Investment-Related Changes

The Board unanimously approved the replacement of the Fund’s current sub-adviser with Phocas Financial Corporation (“Phocas”), a registered investment adviser. The proposed sub-advisory arrangement with Phocas is subject to approval by shareholders of the Fund. In order to seek the requisite shareholder approval, the Board has called a special meeting of shareholders of the Fund, at which the shareholders will be asked to consider and vote on a proposal to approve an investment sub-advisory agreement with the new sub-adviser. This proposed new sub-advisory arrangement with Phocas, if approved by shareholders, is expected to occur by the end of the second quarter of 2008. Proxy materials will describe, among other things, the proposed agreement, the new sub-adviser and the investment-related changes referenced below, and are expected to be mailed to record date shareholders in late January 2008. The proxy materials will also confirm the date, time and location of the special shareholder meeting.

The Board also approved changes to the investment objective, principal investment strategy and name of the Fund. In this regard, the Fund’s proposed new investment objective, principal investment strategy and name are intended to more accurately reflect the traditional large cap value style and process proposed to be followed by the new sub-adviser in contrast to the current sub-adviser’s investment strategy, which focuses on dividend yield and dividend paying stocks. These changes would take effect only in conjunction with the establishment of Phocas as the Fund’s new sub-adviser, which, as noted above, is subject to shareholder approval.

LCAM028/P103SP

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